Acquisition	12 Months Ended
Apr. 30, 2017
Business Combinations [Abstract]
Acquisitions

NOTE 2	ACQUISITION

On March 23, 2015, we completed the acquisition of Big Heart Pet Brands (“Big Heart”), a leading producer, distributor, and marketer of premium-quality, branded pet food and pet snacks in the U.S., through the acquisition of Blue Acquisition Group, Inc. (“BAG”), Big Heart’s parent company. As a result of the acquisition, the assets and liabilities of BAG are now held by the Company.
The total consideration paid in connection with the acquisition was $5.9 billion, which included the issuance of 17.9 million of our common shares to BAG’s shareholders, valued at $2.0 billion based on the average stock price of our common shares on March 23, 2015. After the closing of the transaction, we had approximately 120.0 million common shares outstanding. We assumed $2.6 billion in debt and paid an additional $1.2 billion in cash, net of a working capital adjustment. As part of the transaction, new debt of $5.5 billion was borrowed, as discussed in Note 8: Debt and Financing Arrangements.

The final Big Heart purchase price was allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. We determined the estimated fair values based on independent appraisals, discounted cash flow analyses, quoted market prices, and estimates made by management. The purchase price allocation included total intangible assets of $3.8 billion. The purchase price exceeded the estimated fair value of the net identifiable tangible and intangible assets acquired and, as a result, the excess was allocated to goodwill. We recognized a total of $3.0 billion of goodwill, representing the value we expect to achieve through the implementation of operational synergies and growth opportunities across our segments. Goodwill was allocated across all reportable segments based on the synergies anticipated to be achieved by each individual reporting unit as a result of the acquisition. Of the total goodwill, $59.7 remains deductible for tax purposes at April 30, 2017.